Exhibit  99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of North American Natural Gas, Inc. (the "Company") on Form 10-KSB for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jim Glavas, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of all the Company.



                              /s/  "Jim  Glavas"
                              --------------------------
                              Jim Glavas
                              Chief Executive Officer
                              June 25, 2003


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